                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AMTECH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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

                              AMTECH CORPORATION
                              17304 PRESTON ROAD
                                BUILDING E-100
                              DALLAS, TEXAS 75252

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1996

  Notice is hereby given that the Annual Meeting (the "Meeting") of the Shareholders of Amtech Corporation (the "Company") will be held on April 25, 1996, at 10:00 a.m., local time, at 17304 Preston Road, Building E-100, Dallas, Texas 75252, for the following purposes:

    1. To consider and vote upon a proposal to elect David P. Cook, Stuart M. Evans, Gary J. Fernandes, Elmer W. Johnson, Dr. Jeremy A. Landt, James S. Marston, G. Russell Mortenson, Antonio R. Sanchez, Jr., and Jeffrey S. Wetherell as directors of the Company;

    2. To approve the adoption of an amendment to the Amtech Corporation 1995 Long-Term Incentive Plan;

    3. To approve the adoption of the Amtech Corporation 1996 Directors' Stock Option Plan;

    4. To approve the adoption of the Amtech Corporation 1996 Employee Stock Purchase Plan;

    5. To ratify the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 1996; and

    6. To transact any other business that properly comes before the Meeting or any adjournment thereof.

  Only shareholders of record at the close of business on March 13, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books will not be closed.

  The Company desires your presence at the Meeting. However, so that the Company may be certain that your shares are represented and voted in accordance with your wishes, please sign and date the enclosed form of proxy and promptly return it to us in the enclosed stamped envelope. If you attend the Meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                          Ronald A. Woessner
                                           Secretary

Dallas, Texas
March 25, 1996

                              AMTECH CORPORATION
                              17304 PRESTON ROAD
                                BUILDING E-100
                              DALLAS, TEXAS 75252

                                PROXY STATEMENT
                                      FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 25, 1996

                                 SOLICITATION

  The enclosed Proxy is being solicited by the Board of Directors of Amtech Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on April 25, 1996, 10:00 a.m., local time, at 17304 Preston Road, Building E-100, Dallas, Texas 75252, as set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment thereof. This Proxy Statement and the form of proxy enclosed herewith (the "Proxy") are being mailed to shareholders on or about March 25, 1996.

                       RECORD DATE AND VOTING SECURITIES

  Only shareholders of record at the close of business on March 13, 1996, will be entitled to vote on matters presented at the Meeting or any adjournment thereof.

  As of February 29, 1996, there were issued and outstanding 14,605,036 shares of $.01 par value common stock of the Company ("Common Stock"), and the presence at the Meeting in person, or by Proxy, of the holders of a majority of outstanding shares of Common Stock entitled to vote on the matters specified in the Notice constitutes a quorum for the Meeting and for acting on such matters. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. Under the Articles of Incorporation of the Company, each share of Common Stock is entitled to one vote on all matters brought before the Meeting or any adjournment thereof. In the election of directors, shareholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

  Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock voted at the Meeting and entitled to vote in the election of directors is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes that are withheld from a particular nominee will not affect the outcome of the vote.

  The affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote, if a quorum is present, is required to approve the adoption of the proposed amendment to the Amtech Corporation 1995 Long-Term Incentive Plan, the adoption of the proposed Amtech Corporation 1996 Directors' Stock Option Plan, the adoption of the proposed Amtech Corporation 1996 Employee Stock Purchase Plan, and for action on any other matters that properly come before the Meeting. Under applicable rules, brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. At this Meeting, brokers who do not receive instructions are entitled to vote, in their discretion, on all matters specified in the Notice. Under applicable law, if a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to that matter.

  Any shareholder who is present at the Meeting, but abstains from voting, shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote in the election of the directors. With respect to all other matters, an abstention would have the same effect as a vote against the proposal. The shareholders of the Company have no appraisal rights under Texas law with respect to the proposals specified in the Notice.

  Any shareholder giving a Proxy may revoke it at any time before it is voted by giving written notice to the Company or by attending the Meeting in person and voting such shares. Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted FOR adoption of each of the proposals set forth in the Notice and at the discretion of the proxy holders on any other matters that properly come before the Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of February 29, 1996, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director, director nominee, and the five most highly compensated executive officers of the Company, and (iii) all directors and executive officers as a group.

                                                     AMOUNT AND NATURE
                                                OF BENEFICIAL OWNERSHIP (1)
                                              -------------------------------
                                              NUMBER OF  PERCENTAGE OF TOTAL
                                               SHARES   SHARES OUTSTANDING(2)
                                              --------- ---------------------
David P. Cook(3).............................       -0-           *
Stuart M. Evans(4)...........................    12,000           *
Gary J. Fernandes(5).........................     2,500           *
Robert M. Gintel(6)..........................    74,500           *
Elmer W. Johnson(7)..........................     8,750           *
Dr. Jeremy A. Landt(8).......................    33,250           *
James S. Marston(5)..........................     7,500           *
G. Russell Mortenson(9)......................   116,760           *
Antonio R. Sanchez, Jr.(10)..................   270,412          1.85%
Jeffrey S. Wetherell.........................       -0-           *
John E. Wilson...............................       -0-           *
Steve M. York(11)............................    44,963           *
Albert Fried & Company, LLC..................   735,357          5.03%
 40 Exchange Place
 New York, New York 10005
Mitsubishi Corporation(12)...................   822,823          5.63%
 6-3, Marunouchi, 2-Chome
 Chiyoda-Ku, Tokyo
 Japan
Pioneering Management Corporation(13)........ 1,474,900         10.10%
 60 State Street
 Boston, Massachusetts 02109
All directors and executive officers as a
group(14)....................................   599,422          4.05%

--------
    *Denotes percentage ownership of less than 1%.

(1) Except as otherwise noted, each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable.
(2) Shares of Common Stock that were not outstanding but could be acquired upon exercise of an option within 60 days of February 29, 1996, are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by a particular person. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
(3)  Mr. Cook joined the Company's Board of Directors on December 29, 1995.
(4) Includes 6,000 shares that Mr. Evans has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996. Also, includes 6,000 restricted shares issuable upon the exercise of outstanding retention incentive options. See Table "OPTION GRANTS IN 1995," footnote 3.
(5) The indicated person has the right to acquire these shares under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996.
(6) Includes 2,500 shares that Mr. Gintel has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996.
(7) Includes 7,500 shares that Mr. Johnson has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996.
(8) Includes 31,250 shares that Dr. Landt has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996. Also, includes 2,000 shares with respect to which Dr. Landt shares voting and investment power with his spouse.
(9) Includes 5,000 shares that are owned by a trust for which Mr. Mortenson serves as trustee and 81,760 shares that Mr. Mortenson has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996. Mr. Mortenson disclaims beneficial ownership of the shares held by the trust. Also, includes 30,000 restricted shares issuable upon the exercise of outstanding retention incentive options. See Table "OPTION GRANTS IN 1995," footnote 3.
(10) Includes 131,251 shares that are owned by family members of Mr. Sanchez or by trusts for which Mr. Sanchez serves as trustee or is a beneficiary, with respect to 48,751 shares of which voting and investment power are shared. Also, includes 7,500 shares that Mr. Sanchez has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996.
(11) Includes 33,263 shares that Mr. York has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of February 29, 1996. Also, includes 11,700 restricted shares issuable upon the exercise of outstanding retention incentive options. See Table "OPTION GRANTS IN 1995," footnote 3.
(12) Includes 137,138 shares with respect to which Mitsubishi Corporation shares voting and investment power with its wholly-owned subsidiary, Mitsubishi International Corporation.
(13) Includes 100,000 shares with respect to which Pioneering Management Corporation, a registered investment advisor, shares voting power.
(14) Includes all shares as to which the directors and executive officers disclaim beneficial ownership.

                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, as of February 29, 1996, the names of the directors and director nominees and the executive officers of the Company and their respective ages and positions with the Company.

     NAME                 AGE                           POSITION
     ----                 ---                           --------
David P. Cook...........   44 Director
Stuart M. Evans.........   46 President--Electronic Security Group, Vice President--
                              Amtech Corporation, and Director Nominee
Gary J. Fernandes(2)....   53 Director
Robert M. Gintel(1).....   68 Director
Elmer W. Johnson(1)(2)..   63 Director
Dr. Jeremy A. Landt(3)..   53 Director and Vice President--Amtech Systems Corporation
James S. Marston(3).....   62 Director
G. Russell                 46 Director, President, and Chief Executive Officer
 Mortenson(3)...........
Antonio R. Sanchez,        53 Chairman of the Board of Directors
 Jr.(1)(2)..............
Jeffrey S. Wetherell....   53 President--Transportation Systems Group, Executive
                              Vice President--Amtech Corporation, and Director Nominee
Ronald A. Woessner......   38 Vice President, General Counsel, and Secretary
Michael H. Wolpert......   56 President and Chief Operating Officer--Cardkey Systems, Inc.
Steve M. York...........   45 Senior Vice President, Chief Financial Officer, and Treasurer
Nino A. Zaino...........   45 President--Interactive Data Group

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation and Stock Option Committee.
(3) Member of the Executive Committee.

  David P. Cook became a director of the Company on December 29, 1995. Mr. Cook is Chairman and Chief Executive Officer of ARBImetrics Corporation, a Dallas-based investment management company. Mr. Cook previously served as a director of Amtech Corporation from 1984 until 1990, serving as Chairman of the Executive Committee until 1990. Mr. Cook founded and was Chief Executive Officer of Blockbuster Entertainment Corporation from its inception until 1987. Prior to that, he was Chairman of the Board of Cook Data Services, Inc., a software company that he also founded.

  Stuart M. Evans has been President of the Company's Electronic Security Group since it was created in 1995 and has served as a Vice President of the Company since August 1995. Prior to that, he was Chairman and Chief Executive Officer of Cotag International Limited since its formation in 1983. He previously worked for McKinsey & Company and IBM.

  Gary J. Fernandes became a director of the Company in February 1995. Mr. Fernandes has worked in various management capacities at Electronic Data Systems Corporation ("EDS") since 1969. He has been a Senior Vice President and member of the Board of Directors of EDS since 1981 with responsibility for worldwide corporate business development, management consulting services, multi-media services, strategic planning and marketing. Mr. Fernandes is Chairman of the Board of A.T. Kearney, Inc. and serves as a director of John Wiley & Sons, Inc., Southland Corporation and Westcott Communications Corporation.

  Robert M. Gintel became a director of the Company in February 1995. Mr. Gintel is Chairman of the Board of Oneita Industries, Inc., an apparel and textile manufacturing company, and Vice Chairman of the Board of

XTRA Corporation, an intermodal equipment leasing company. Mr. Gintel is also Senior Partner of Gintel & Co., a New York Stock Exchange member firm; Chairman of the Board of Gintel Equity Management, Inc., a registered investment advisor; and Chairman of the Board and Chief Executive Officer of Gintel Fund and Gintel ERISA Fund, two open-end mutual funds.

  Elmer W. Johnson became a director of the Company in January 1993. Mr. Johnson is a senior partner with the Chicago law firm of Kirkland & Ellis. From 1983 to 1988, Mr. Johnson held various offices at General Motors Corporation, including Executive Vice President and Director. Mr. Johnson also serves as a director of Failure Group, Inc. (engaged in the analysis of technical and scientific failures) and Kaiser Steel Resources Corp.

  Dr. Jeremy A. Landt is a co-founder of the Company and has been Vice President, Research and Development, in the Technology and Manufacturing Division of Amtech Systems Corporation and its predecessors since October 1984. Prior to joining the Company, Dr. Landt was a staff member of the Los Alamos National Laboratories for nine years. Dr. Landt is an author of certain patents on which the Company's radio frequency electronic identification technology is based.

  James S. Marston became a director of the Company in September 1991. Since September 1987, Mr. Marston has been a Senior or Executive Vice President and the Chief Information Officer of American President Companies, Ltd., one of the largest U.S.-based intermodal shipping companies. Between 1986 and 1987, Mr. Marston served as President of AMR Technical Training Division, AMR Corporation.

  G. Russell Mortenson joined the Company in August 1987 as President and Chief Operating Officer. He was appointed Chief Executive Officer of the Company effective January 1, 1992. Mr. Mortenson served from 1983 to 1987 as managing partner of 2M Companies, a private investment company. He was previously an attorney with the law firm of Hughes & Hill (now Hughes & Luce, L.L.P.). Mr. Mortenson also serves as a director of Proxim, Inc.

  Antonio R. Sanchez, Jr. was one of the early investors in the Company in 1987 and became a director of the Company in February 1993. Presently, Mr. Sanchez is Chairman of the Board and Chief Executive Officer of Sanchez-O'Brien Oil & Gas Corporation. Mr. Sanchez also holds interests in banking, real estate development, industrial parks, and various other investments.

  Jeffrey S. Wetherell joined the Company in November 1995 as President of the Company's Transportation Systems Group and Executive Vice President of the Company. From 1991 to 1995, Mr. Wetherell was Vice President and General Manager of International Operations at ADC Telecommunications, Inc., a manufacturer of wired infrastructure and transmission equipment for voice, video, and data communications. From 1988 to 1991 he was President and Chief Executive Officer of Telex Communications, Inc., a manufacturer of audio communications products.

  Ronald A. Woessner joined the Company in April 1992 as General Counsel. He was appointed Vice President in December 1993. He was previously a corporate and securities attorney with the Dallas-based law firm of Johnson & Gibbs.

  Michael H. Wolpert joined the Company in August 1995 when the Company acquired the business of Cardkey Systems, Inc. ("Cardkey"). The Company appointed Mr. Wolpert President and Chief Operating Officer of Cardkey at the time of the acquisition. From January 1995 to then, he had been employed by the predecessor-in-interest to Cardkey as Vice President, Systems Product Group. From January 1993 through 1994 he was Vice President of Domestic Marketing and Sales for Javelin Electronics, a leading supplier of closed circuit television systems for the security industry. During 1991 and 1992, Mr. Wolpert was Senior Vice President of Marketing and Sales for Iwerks Entertainment, a global supplier of custom projection systems.

  Steve M. York joined the Company in April 1990 as Vice President, Chief Financial Officer, and Treasurer. He was appointed Senior Vice President in April 1994. Mr. York, a Certified Public Accountant, previously held various financial management positions with commercial operating companies and was employed by Arthur Young & Co. (now Ernst & Young LLP).

  Nino A. Zaino joined the Company in December 1994 when the Company made an investment in WaveLink Technologies, Inc. Mr. Zaino has been President of WaveLink Technologies, Inc. since July 1994. Prior to that, Mr. Zaino worked for Teklogix, Inc. as Vice President, International Operations. Mr. Zaino has been involved with radio frequency data communications since 1983.

  See "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS--Transactions with Management and Related Parties" for a description of transactions between the Company or a subsidiary and certain directors.

  Each director serves until the next annual meeting of shareholders and until the director's successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.

MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

  The Company has an Audit Committee of the Board of Directors which is currently comprised entirely of non-employee directors. The Audit Committee has responsibility and authority for making an annual recommendation of independent auditors to the Board of Directors to serve as auditors of the Company's books, records and accounts, reviewing the scope of audits made by the independent auditors, and receiving and reviewing the audit reports submitted by the independent auditors. The Audit Committee met on three occasions during the fiscal year ended December 31, 1995.

  The Company has a Compensation and Stock Option Committee which is currently comprised entirely of non-employee directors. The Committee administers the Company's stock option plans and executive compensation, although any proposed executive compensation of $100,000 (per calendar year) requires approval by the Board of Directors. The Compensation and Stock Option Committee met on four occasions during the fiscal year ended December 31, 1995.

  During 1995, the Board of Directors did not have a standing nominating committee, although the option to create such a committee is available under the Company's bylaws.

  The Board of Directors met on six occasions during the fiscal year ended December 31, 1995. Each director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served, except for Mr. Fernandes who attended 100% of the meetings of the Board's Compensation and Stock Option Committee and 66% of the aggregate of the total meetings of the Board of Directors and the Compensation and Stock Option Committee.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

 Summary Compensation Table

  The following table sets forth certain information regarding compensation paid by the Company for the last three fiscal years to the Company's five most highly compensated executive officers. Immediately following the table are summaries of any existing employment contracts with these executive officers.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM COMPENSATION
                                                            --------------------------------
                                     ANNUAL COMPENSATION             AWARDS          PAYOUTS
                                  ------------------------- ------------------------ -------
                                                     OTHER               NUMBER OF
                                                    ANNUAL  RESTRICTED  SECURITIES           ALL OTHER
                                                    COMPEN-   STOCK     UNDERLYING    LTIP    COMPEN-
NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS   SATION    AWARD    OPTIONS(1)(2) PAYOUTS SATION(3)
---------------------------  ----  ------  -------- ------- ---------- ------------- ------- ---------
G. Russell Mortenson..       1995 $288,000 $ 57,600   --       --         130,000      --     $2,310
 President and Chief         1994  240,000   54,000   --       --          96,875      --      1,875
 Executive Officer           1993  240,000  160,000   --       --          18,750      --      2,248

Stuart M. Evans(4)..         1995  150,950   24,442   --       --          46,000      --        --
 President                   1994      --       --    --       --             --       --        --
 Electronic Security Group   1993      --       --    --       --             --       --        --

Dr. Jeremy A. Landt..        1995  157,500   15,750   --       --             --       --      2,134
 Vice President--            1994  150,000   13,500   --       --          40,000      --      1,871
 Research and Development    1993  150,000   52,500   --       --          12,500      --      2,248
 Amtech Systems Corporation

John E. Wilson....           1995   98,558   59,938   --       --          30,000      --      1,227
 Senior Vice President       1994      --       --    --       --             --       --        --
 Amtech Systems Corporation  1993      --       --    --       --             --       --        --

Steve M. York......          1995  157,500   32,000   --       --          50,700      --      2,310
 Senior Vice President,      1994  128,400   23,112   --       --          36,250      --      1,875
 Chief Financial Officer     1993  128,400   44,940   --       --             --       --      1,852
 and Treasurer

--------
(1) The number of shares that may be received under 1995 option grants include 30,000, 6,000, and 11,700 for Messrs. Mortenson, Evans, and York, respectively, representing restricted shares to be issued when a like number of option shares are exercised and held. See "Option Grants."
(2) The number of shares that may be purchased under 1994 option grants include 40,625, 12,500, and 11,250 for Messrs. Mortenson, Landt, and York, respectively, which were issued pursuant to the Company's option exchange and repricing program whereby stock option participants were given the opportunity to exchange for cancellation outstanding options and receive an option for 50% of the shares cancelled at an option price equal to the fair market value of the Company's Common Stock on the date of repricing. The Company has made no grants of stock appreciation rights.
(3) Represents Company contributions to the Company's 401(k) Retirement Plan.
(4) Annual compensation is paid in U.K. pound sterling and has been translated to U.S. dollars at an average rate for the year.

 Employment Contracts with Certain Executive Officers

  The Company and G. Russell Mortenson are parties to an employment agreement, which provides for a term of employment through December 31, 1997, at an annual base salary of $300,000. The agreement also provides for the payment to Mr. Mortenson of up to three times his annual salary in the event he is terminated after a change in control (as defined in the employment agreement) of the Company. The employment agreement also contains confidentiality and non-competition provisions.

  A subsidiary of the Company and Stuart M. Evans are parties to an employment agreement, which provides for a term of employment through January 31, 1997, at an annual base salary of (Pounds)115,000 (approximately $177,215). The employment agreement also contains confidentiality and non-competition provisions.

  A subsidiary of the Company and Dr. Jeremy A. Landt are parties to an employment agreement, which provides for a term of employment through December 31, 1997. Dr. Landt's current annual base salary is $164,000. The agreement also provides for the payment to Dr. Landt of up to three times his annual salary in the event he is terminated after a change in control (as defined in the employment agreement) of the Company or the subsidiary. The employment agreement also contains confidentiality and non-competition provisions.

  The Company and Steve M. York are parties to an employment agreement, which provides for a term of employment through December 31, 1997, at an annual base salary of $175,000. The agreement also provides for the payment to Mr. York of up to three times his annual salary in the event he is terminated after a change in control (as defined in the employment agreement) of the Company. The employment agreement also contains confidentiality and non-competition provisions.

 Option Grants

  The following table sets forth information relating to stock option grants made by the Company to each of the Company's five most highly compensated executive officers during the year ended December 31, 1995.

                             OPTION GRANTS IN 1995

                         INDIVIDUAL GRANTS
-------------------------------------------------------------------
                                                                    POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF  % OF TOTAL                         ASSUMED ANNUAL RATES OF
                         SECURITIES  OPTIONS                        STOCK PRICE APPRECIATION FOR
                         UNDERLYING GRANTED TO EXERCISE                      OPTION TERM
                          OPTIONS   EMPLOYEES  PRICE PER EXPIRATION ------------------------------
NAME                      GRANTED    IN 1995     SHARE      DATE          5%            10%
----                     ---------- ---------- --------- ---------- -------------- ---------------
G. Russell Mortenson.... 70,000(1)     8.50%     $5.25   10/24/2005 $      231,000 $      585,900
                         60,000(3)     7.28       (3)    10/24/1998        207,300        261,900
Stuart M. Evans......... 20,000(2)     2.43       9.62   01/23/2005        121,100        306,700
                         14,000(1)     1.70       5.25   10/24/2005         46,200        117,180
                         12,000(3)     1.46       (3)    10/24/1998         41,460         52,380
Dr. Jeremy A. Landt.....        --       --         --           --             --             --
John E. Wilson.......... 30,000(4)     3.64       6.87   04/30/2005        129,750        328,650
Steve M. York........... 27,300(1)     3.31       5.25   10/24/2005         90,090        228,501
                         23,400(3)     2.84       (3)    10/24/1998         80,847        102,141

--------
(1) Options become exercisable as follows: 45% and 55% of original grant on October 25, 1998, and April 25, 2001, respectively, or earlier at predetermined percentages if the Common Stock is traded at certain price targets for a consecutive 90 day period. In the event of a change in control of the Company (as defined in the applicable option agreement), the options for Messrs. Mortenson and York become immediately exercisable.
(2) Options become exercisable as follows: 45% and 55% of original grant on December 31, 1997, and June 30, 2000, respectively, or earlier at predetermined percentages if the Common Stock is traded at certain price targets for a consecutive 90 day period.
(3) The grant award is comprised of a stock option to acquire one half of the shares indicated in the table and the right to receive a matching number of restricted shares upon the occurrence of certain events. The stock options are exercisable six months from the date of grant, have an exercise price of $5.25 per share, which represents the fair market value on the date of grant, and expire three years from the date of grant. For those option shares exercised, a matching number of restricted shares are awarded to the recipient for no consideration. These restricted shares are forfeited to the Company if during the three years following their issuance (i) the recipient fails to hold the shares received upon exercise of the related stock option or (ii) the recipient ceases to be employed by the Company under certain circumstances. The grant awards to Messrs. Mortenson and York provide for accelerated vesting and lapsing of restrictions upon a change in control of the Company. If a recipient elects, the Company will provide secured financing, at market rates of interest, for the exercise price payable to the Company with respect to the exercise of the stock options. The maximum amount of available loans associated with these grants is $250,000.
(4) Options become exercisable as follows: 45% and 55% of original grant on May 1, 1998, and October 31, 2000, respectively, or earlier at predetermined percentages if the Common Stock is traded at certain price targets for a consecutive 90 day period. In the event of a change in control of the Company (as defined in the Option Plan), the options become immediately exercisable.

 Aggregated Option Exercises and Fiscal Year-End Option Value

  The following table sets forth information relating to the exercises of stock options by each of the Company's five most highly compensated executive officers during the year ended December 31, 1995, and the value of unexercised stock options as of December 31, 1995.

                    AGGREGATED OPTION EXERCISES IN 1995 AND
                        DECEMBER 31, 1995 OPTION VALUES

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                           OPTION EXERCISES          OPTIONS AT          IN-THE-MONEY OPTIONS AT
                             DURING 1995          DECEMBER 31, 1995         DECEMBER 31, 1995
                         -------------------- ------------------------- -------------------------
                          NUMBER OF
                           SHARES
                          ACQUIRED    VALUE
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
------------------------ ----------- -------- ----------- ------------- ----------- -------------
G. Russell Mortenson....     --        --       51,760       167,500     $ 21,613     $150,000
Stuart M. Evans.........     --        --          --         46,000          --        30,000
Dr. Jeremy A. Landt.....     --        --       31,250        15,000          --           --
John E. Wilson..........     --        --          --         30,000          --           --
Steve M. York...........     --        --       20,626        85,074          --        58,500


 Compensation of Directors

  A "Qualifying External Director" receives an annual fee of $15,000 for serving on the Company's Board of Directors and related committees. A "Qualifying External Director" is a non-employee director who does not, directly or indirectly, beneficially own, or is not an employee, affiliate, or designee to the Board of Directors of a person that directly or indirectly beneficially owns, more than 5% of the Company's Common Stock. In addition, except as discussed below, a Qualifying External Director receives an automatic grant of 2,500 options (under the Company's 1992 Stock Option Plan or the Company's 1995 Long-Term Incentive Plan, but not both) on the date such director is first appointed (unless such date is less than 180 days prior to the date of the next annual meeting of the shareholders) or elected to the Board of Directors and annually thereafter while continuing to serve on the Board of Directors. If the proposed Amtech Corporation 1996 Directors' Stock Option Plan is approved by the shareholders at the Meeting, see "PROPOSAL 3. ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION PLAN," the Company will amend the 1992 Stock Option Plan and the 1995 Long-Term Incentive Plan to remove the 2,500 share option grant at the time of a director's initial election or appointment.

  In 1995, the Board of Directors adopted share ownership guidelines for the Company's non-employee directors. Under these guidelines, non-employee directors are encouraged to own at least 10,000 shares of the Company's Common Stock. Non-employee directors who were serving on the Company's Board of Directors on December 14, 1995, are encouraged to acquire such ownership by December 31, 1998. Non-employee directors joining the Board of Directors after such date are encouraged to acquire such ownership by the third anniversary of their election or appointment. Non-employee directors who do not achieve these share ownership amounts are not eligible to receive the annually recurring 2,500 share option grants discussed above.

  In addition, as noted below under "PROPOSAL 3. ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION PLAN," on December 14, 1995, the Board of Directors adopted the Amtech Corporation 1996 Directors' Stock Option Plan, subject to approval by the shareholders of the Company. The 1996 Plan provides for the automatic grant of options to acquire 25,000 shares (or 22,500 shares, in some cases) of the Company's Common Stock to Qualifying External Directors.

 Transactions with Management and Related Parties

  Mr. Sanchez, a director of the Company, is a director and a stockholder of the International Bank of Commerce, Laredo, Texas ("IBC"). The Company has had a banking relationship with IBC since 1989 and maintains a checking account and short-term government secured repurchase investments with IBC. The average month-end balance during 1995 of such checking account and short-term investments was approximately $1,750,000.

  During 1995, the Company maintained a $5,000,000 investment in an investment fund that is managed by Mr. Cook, a director of the Company. The Company plans to liquidate its investment in the fund, effective as of March 31, 1996, to avoid any potential conflict of interest or the appearance of a conflict of interest.

 Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  As noted below under "REPORT OF BOARD OF DIRECTORS ON ANNUAL COMPENSATION," the entire Board of Directors established the Company's compensation policies in 1995 and made the pertinent compensation decisions after prior review and recommendation from the Compensation and Stock Option Committee of the Board of Directors. Mr. Mortenson and Dr. Landt, each of whom is a director of the Company and an officer of the Company or a subsidiary of the Company, participated in deliberations of the Company's Board of Directors concerning executive compensation during the fiscal year ended December 31, 1995. In addition, Mr. Sanchez, a member of the Compensation and Stock Option Committee, is a director and stockholder of a bank with which the Company does business. See "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS--Transactions with Management and Related Parties."

              REPORT OF BOARD OF DIRECTORS ON ANNUAL COMPENSATION

  The entire Board of Directors established the Company's compensation policies in 1995 and made the compensation decisions described herein after prior review and recommendations from the Compensation and Stock Option Committee of the Board of Directors. The Committee is comprised entirely of directors who have never served as officers or employees of the Company.

 Compensation Philosophy and Objectives

  The Committee is responsible for formulating and recommending to the full Board of Directors compensation programs for the Company and its subsidiaries that are designed to attract, motivate and retain key executives and managers responsible for the long-term success of the Company. The compensation for senior level executives and managers is generally administered by the management of the operating business units, except that compensation proposed to be paid in excess of $100,000 requires the approval of the Committee and ratification by the full Board of Directors. The Board does not anticipate that the Company will provide cash compensation that is not deductible for federal income tax purposes.

  The policy of the Board of Directors is to determine executive compensation in a competitive framework based on individual contributions, teamwork, and business unit and overall financial results. The Board's policy is based on the following objectives:

  . To enhance the Company's competitiveness in attracting and retaining qualified executives.

  . To align the interests of executive officers with those of shareholders by linking executive officers' long-term earnings to the long-term success of the Company using stock-based incentive compensation and stock ownership guidelines.

  . To reward individual performance as well as team accomplishments through annual at-risk variable compensation awards related to attainment of individual as well as Company and business unit performance objectives.

 Compensation Components and Process

  The three primary components of the Company's executive compensation are: base salary, annual incentive awards and long-term incentive awards. The process utilized by the Committee and the Board of Directors for all of these components is based on subjective judgment and takes into account both qualitative and quantitative factors. No weights are assigned to such factors with respect to any compensation component. The factors considered include the recommendations of the Company's Chief Executive Officer; however, the Board of Directors makes the final compensation decisions concerning the Company's executives.

  In making these decisions, the Committee and Board of Directors consider compensation practices of peer companies in terms of size, geographic location and industry category as reported in surveys compiled by independent consulting and accounting firms. As a general guideline, the Board's philosophy has been to offer total cash compensation between the 50th and 75th percentiles and long-term stock incentive compensation at the 50th percentile when compared with peer companies. Other factors considered include the individual executive officer's compensation history, work experience with the Company and individual talents. The Committee and Board also from time to time solicit and receive specific information and advice from independent compensation consultants. However, the Board did not assign specific weights to any one element or to the compiled executive compensation information.

 Changes in Compensation Amounts

  In line with the above philosophy and the competitive framework, the Committee and Board determined that certain adjustments were necessary and appropriate to 1995 executive compensation. During the year, the Company completed several strategic acquisitions, more than doubling its employee base and revenue base and adding significant geographic diversity to the Company's operations. The scope of the responsibilities of Messrs. Mortenson, Evans, and York, in particular, were significantly broadened during the year in connection with the Company's acquisitions and its reorganized structure. Moreover, Mr. Mortenson's base salary had not been adjusted since January 1991, and Mr. York's had not been adjusted since January 1993.

  In addition to base salaries, each of the five most highly compensated executive officers earned incentive bonuses in 1995. For such executive officers, other than Mr. Wilson, the amount of the bonuses were discretionary based on the individual officer's performance as determined subjectively in the discretion of the Board using the factors noted above. In the case of Mr. Wilson, a substantial portion of the incentive bonus was based upon the achievement of specified sales goals; the remaining portion was discretionary as determined subjectively by the Board.

  As noted in the Summary Compensation Table, Mr. Mortenson's total compensation in 1995 consisted of $288,000 base salary, $57,600 in bonuses, stock option grants and $2,310 in Company contributions to the Company's 401(k) Retirement Plan. The amount of Mr. Mortenson's annual base salary was paid pursuant to the terms of Mr. Mortenson's employment agreement with the Company. In addition, the Board determined to pay the specified bonus amount, exercising its subjective discretion. The Board did not assign specific weights to each measure of Mr. Mortenson's overall achievements that it considered.

  The Company has typically utilized stock option grants pursuant to the Company's stock option plans to link executive compensation to stock price performance and to provide long-term incentives. In 1995, the Company engaged a nationally-recognized independent compensation consulting firm to conduct a study of the Company's practices and competitiveness with respect to long-term incentive compensation matters. The consulting firm determined that the Company had not been competitive in its long-term incentive compensation practices for employees or its non-employee directors, both in terms of the number of shares actually granted and the total number of shares reserved for future grants.

  To enhance the Company's competitiveness in long-term incentive compensation matters, the consulting firm made several recommendations intended to encourage share ownership by the Company's employees and directors, which were reviewed and substantially adopted by the Committee and by the Board of Directors, including the following:

  . that the Company adopt share ownership guidelines whereby the Company's
    Chief Executive Officer and the Chief Financial Officer and the Presidents of the Company's market-oriented groups, are to hold Common Stock with a minimum value of, respectively, three times annual base salary (CEO) and 1.25 times annual base salary, to be attained within five years; and, that the Company's non-employee directors are to hold 10,000 shares of Common Stock within three years

  . that additional employee stock option grants be made in 1995, using competitive salary band data compiled by the independent consulting firm as a guideline for determining the number of options to grant at the 50th percentile level

  . that option grants to the Company's Chief Executive Officer, Chief
    Financial Officer and the Presidents of the Company's market-oriented groups be a combination of non-qualified stock options and "retention incentive options"

  . that provision be made for additional, annual stock-based grants to restore and maintain the Company at a competitive level for long-term incentives

  . that the Company adopt an employee stock purchase plan to encourage broad-based ownership of the Company's Common Stock by the Company's employee population at-large.

  Three of the items being proposed for consideration by the Company's shareholders--the amendment to the Amtech Corporation 1995 Long-Term Incentive Plan, the Amtech Corporation 1996 Directors' Stock Option Plan, and the Amtech Corporation 1996 Employee Stock Purchase Plan--were approved by the Company's Board of Directors in part in response to the consulting firm's recommendations. See "PROPOSAL 2. ADOPTION OF THE 1995 PLAN AMENDMENT TO THE AMTECH CORPORATION 1995 LONG-TERM INCENTIVE PLAN; PROPOSAL 3. ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION PLAN; AND PROPOSAL 4. ADOPTION OF THE AMTECH CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN."

                                          Gary J. Fernandes
                                          Robert M. Gintel
                                          Elmer W. Johnson
                                          Dr. Jeremy A. Landt
                                          James S. Marston
                                          G. Russell Mortenson
                                          Antonio R. Sanchez, Jr.

  This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act"), except to the extent that the Company specifically incorporates this Report by reference.

 Performance Graph

  The following graph shows a comparison of cumulative total returns of an investment in (i) the Company's Common Stock, (ii) the Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market (U.S. companies), and (iii) the CRSP Total Return Index for NASDAQ Electronic Component Stocks, in each case, for the period since December 31, 1990. The comparison assumes $100 was invested on December 31, 1990, in the Company's Common Stock and in each of the two indices and assumes reinvestment of dividends. A listing of the companies comprising each of the CRSP-NASDAQ indices used in the following graph is available, without charge, upon written request.



                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
         AMONG AMTECH CORPORATION, CRSP-NASDAQ STOCK MARKET (U.S.) AND
                   CRSP-NASDAQ ELECTRONIC COMPONENT STOCKS

                                                               CRSP-NASDAQ
                                              CRSP-NASDAQ       ELECTRONIC
Measurement period              AMTECH        STOCK MARKET      COMPONENT
(Fiscal Year Covered)         CORPORATION         (U.S.)          STOCKS
---------------------         -----------     ------------     ------------
     12/90                      $100.00          $100.00          $100.00
     12/91                      $294.48          $160.56          $142.40
     12/92                      $394.48          $186.87          $222.48
     12/93                      $473.37          $214.51          $305.53
     12/94                      $189.84          $209.69          $337.49
     12/95                      $101.09          $296.30          $560.01




  The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the graph by reference.

                   MATTERS TO BE BROUGHT BEFORE THE MEETING

  PROPOSAL 1. ELECTION OF DIRECTORS

  Nine directors will be elected at the Meeting. The persons named below have been nominated for election as directors. Should any nominee become unable or unwilling to accept nomination or election, no person will be substituted in his stead and the Board of Directors, in accordance with the bylaws of the Company, will by resolution reduce the number of members of the Board of Directors accordingly. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board of Directors, each of the nominees intends to serve the entire term for which election is sought. Each director will serve until his successor has been duly elected and qualified.

   NAME (1)                                 PRINCIPAL OCCUPATION                    DIRECTOR SINCE
   --------                                 --------------------                    --------------
David P. Cook........... Chairman and Chief Executive Officer, ARBImetrics               1995(2)
                          Corporation
Stuart M. Evans......... President--Electronic Security Group                             --
Gary J. Fernandes....... Senior Vice President, Electronic Data Systems Corporation      1995
Elmer W. Johnson........ Senior Partner, Kirkland & Ellis                                1993
Dr. Jeremy A. Landt..... Vice President--Amtech Systems Corporation                      1989
James S. Marston........ Executive Vice President and Chief Information Officer,         1991
                          American President Companies, Ltd.
G. Russell Mortenson.... President and Chief Executive Officer--Amtech Corporation       1988
Antonio R. Sanchez,      Chairman of the Board and Chief Executive Officer,              1993
 Jr.....................  Sanchez-O'Brien Oil & Gas Corporation
Jeffrey S. Wetherell.... President--Transportation Systems Group                          --

--------
(1) For information concerning the ages, business experience and background of the nominees, see "MANAGEMENT--DIRECTORS AND EXECUTIVE OFFICERS."
(2) Mr. Cook joined the Company's Board of Directors on December 29, 1995. He also served on the Company's Board of Directors from 1984 to 1990.

  THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

  PROPOSAL 2. ADOPTION OF THE 1995 PLAN AMENDMENT TO THE AMTECH CORPORATION 1995 LONG-TERM INCENTIVE PLAN

 General

  On February 15, 1996, the Board of Directors adopted an amendment (the "1995 Plan Amendment") to the Amtech Corporation 1995 Long-Term Incentive Plan (the "1995 Plan"), subject to approval by the shareholders of the Company. The 1995 Plan Amendment increases the maximum number of shares of Common Stock with respect to which awards may be granted under the 1995 Plan from 500,000 to 1,000,000. As of March 14, the aggregate market value of the shares covered by the 1995 Plan Amendment was $3,062,500. Additionally, the 1995 Plan Amendment increases the maximum number of shares for which a participant may in the aggregate during the term of the Plan be granted stock options from 200,000 to 400,000.

  As noted above under "REPORT OF BOARD OF DIRECTORS ON ANNUAL COMPENSATION," the Company engaged a nationally-recognized independent compensation consulting firm to conduct a study of the Company's competitiveness in stock-based incentive compensation matters. The consulting firm determined that the Company was not competitive in its stock-based incentive compensation practices, both in terms of the number of shares actually granted and the total number of shares available for future grants, which number of available shares as of December 31, 1995, was 191,903 shares. The consulting firm recommended that the Company make provision for additional stock-based grants to satisfy the Company's foreseeable needs in the near-term. The Company agrees with the consulting firm's view that this amount is not sufficient to meet the Company's stock-based incentive compensation needs in the near-term, particularly in light of the dramatic increase in the number of the Company's employees resulting from the Company's strategic acquisitions in 1995.

  Historically, the Company has used stock options as its exclusive form of stock-based compensation incentive for attracting and retaining key personnel. While it is anticipated that the Company will continue to use stock options as a compensation incentive, the 1995 Plan provides for the potential for awards in the form of stock options, restricted stock grants, performance share awards, and stock unit awards, or a combination thereof. This array permits the fashioning of awards as to type of award, timing of realization of benefits under the award, value of the award, and the tax and accounting consequences of the award. The 1995 Plan thus affords significant flexibility to the Company in fashioning stock-based compensation incentives. The 1995 Plan will be administered by a committee of the Board comprised of disinterested directors.

  At this time, the Company has made no specific determination as to what types of awards will be granted under the 1995 Plan or even whether all of the types of awards permitted under the 1995 Plan will ever be granted. To date, the only types of awards granted under the 1995 Plan have been non-qualified options to acquire the Company's Common Stock and retention incentive options, which are non-qualified options to acquire shares of the Company's Common Stock and, at the optionee's election, one additional share of "restricted" Common Stock (for each regular option share) that is subject to certain restrictions on transfer and forfeiture. See Table "OPTION GRANTS IN 1995," footnote 3. The Board of Directors believes that the flexibility afforded by the 1995 Plan facilitates the creation of stock-based compensation incentives and urges shareholders to vote "FOR" the adoption of the 1995 Plan Amendment.

  A copy of the 1995 Plan is attached to the Company's 1995 Proxy Statement as Annex I, and the following summary is qualified in its entirety by reference to the full text of the 1995 Plan. The Company will provide a copy of the 1995 Plan to any shareholder who requests a copy. The following is a summary of certain provisions of the 1995 Plan.

 Administration

  The 1995 Plan is administered by the Company's Compensation and Stock Option Committee of the Board (the "Committee"). To the extent necessary to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), each member of the Committee will be a "disinterested person" within the meaning of the Exchange Act.

  The Committee is authorized to grant awards in the form of stock options, restricted stock, performance shares, restricted stock units, and stock unit awards, and to determine the terms and conditions relating thereto. Except with respect to certain automatic grants of options to the Committee members, the Committee has complete authority to construe, interpret, and administer the provisions of the 1995 Plan and the provisions of the agreements governing awards granted thereunder. The Committee will have the authority to prescribe, amend and rescind rules and regulations pertaining to the 1995 Plan and to make all other determinations necessary or deemed advisable in the administration of the 1995 Plan. The determinations and interpretations made by the Committee are final and conclusive.

 Eligibility

  Eligibility to participate in the 1995 Plan is limited to employees and directors of the Company and its subsidiaries, as selected by the Committee.

 Number of Shares Subject to the 1995 Plan

  Subject to adjustment as described below, assuming adoption of the 1995 Plan Amendment, the maximum number of shares of Common Stock with respect to which awards may be granted under the 1995 Plan would be 1,000,000 shares. Currently, the maximum number of shares of Common Stock in respect of which awards may be granted under the 1995 Plan is 500,000 shares. In the event of a stock split, stock dividend, or other relevant change affecting the Company's Common Stock, the Committee has the authority to make appropriate adjustments to the number of shares available for grants and to the number of shares under outstanding grants and, if applicable, the exercise price under outstanding grants made before the event in question.

 Types of Awards Under the 1995 Plan

 Stock Options

  The Committee may grant awards under the 1995 Plan in the form of options to purchase shares of the Company's Common Stock. Assuming adoption of the 1995 Plan Amendment, the maximum number of shares of Common Stock with respect to which stock options may be granted under the Plan is 1,000,000 shares, compared to the current maximum of 500,000 shares. In addition, assuming adoption of the 1995 Plan Amendment, no participant in the Plan may be granted stock options for more than 400,000 shares of Common Stock in the aggregate during the term of the Plan, compared to the current maximum of 200,000 shares. The Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, the exercise price per share of stock subject to the option, and other applicable conditions. The Committee may grant either non-qualified options ("NQSO") or "incentive stock options" ("ISO") pursuant to Section 422 of the Internal Revenue Code, as amended (the "Code") or both. The exercise price of ISOs may not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of options granted to an optionee owning 10% or more of the outstanding Common Stock). The exercise price for NQSOs may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid in cash, shares of Common Stock, or a combination thereof. The Company may make financing available to the optionee on such terms as the Committee shall specify. The effect of an optionee's termination of employment by reason of death, retirement, disability, or otherwise and other conditions that will apply to the exercise of the option will be specified in the option agreement evidencing the grant of the option. ISOs granted to an optionee who owns 10-percent or more of the outstanding Common Stock may not be exercisable more than five years after the date of grant (or such other time period as the Code may require). NQSOs and all other ISOs may not be exercisable more than ten years after the date of grant.

  Directors who serve on the Committee may not receive discretionary grants of options under the 1995 Plan while serving on the Committee or within one year prior to their service on the Committee. However, the 1995 Plan does provide for the automatic grant of NQSOs to purchase Common Stock for the following employee directors who serve on the Committee: an Internal Director/Chief Executive Officer, Internal Director/Vice President of Research and Development, and Internal Director/Other will automatically receive an annual grant of fully vested NQSOs to acquire 18,750, 12,500, and 1,250 shares of Common Stock, respectively, at the time of their appointment and reappointment, if applicable, to the Committee; provided that the Company has consolidated net income for the calendar year immediately preceding the date of grant. There are currently no employee directors serving on the Committee.

  In addition, a "Qualifying External Director," subject to meeting the specified share ownership requirements for directors (see "MANAGEMENT-- COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS--Compensation of Directors"), automatically receives a grant of fully vested NQSOs to acquire 2,500 shares of Common Stock on the date such director is first appointed (unless such date is less than 180 days prior to the date of the next annual meeting of the shareholders) or elected to the Board of Directors and annually thereafter while continuing to serve on the Board of Directors. No automatic option grant will be made to a Qualifying External Director in a year when such director has received an automatic grant of options under the corresponding provisions of the Company's 1992 Stock Option Plan. If the proposed Amtech Corporation 1996 Directors' Stock Option Plan is approved by the shareholders at the Meeting, see "PROPOSAL 3. ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION PLAN," the Company will amend the 1995 Plan to remove the 2,500 share option grant at the time of a director's initial election or appointment.

 Restricted Stock

  Under the 1995 Plan, the Committee may award shares of the Company's Common Stock to eligible employees, subject to certain restrictions as determined by the Committee. The nature and extent of the restrictions on such shares, the duration of such restrictions, and any circumstance that could cause the forfeiture of such shares will be determined by the Committee. The Committee will also determine the effect (on the restricted stock award) of the termination of employment of a recipient of restricted stock (by reason of death, retirement, disability, or otherwise) prior to the lapse of any applicable restrictions.

 Performance Shares

  The 1995 Plan permits the Committee to grant awards of performance shares to eligible employees. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect (on the performance share award) of the termination of employment of a recipient of performance shares (by reason of death, retirement, disability or otherwise) during the performance period.

 Other Stock Based Awards

  In addition, the Committee has authority under the 1995 Plan to grant restricted stock unit awards and other stock unit awards, which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of the Company's Common Stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect (on the stock unit award) of the termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

 Amendment and Termination

  The Board of Directors may amend, abandon, suspend or terminate the 1995 Plan or any portion thereof at any time. No amendment shall, however, be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act. No options may be granted under the 1995 Plan after April 20, 2005.

 Change of Control

  In order to preserve the rights of participants in the event of a change in control of the Company, the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the change in control, (iv) cause an award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

 Certain Federal Income Tax Consequences

  Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 1995 Plan.

 Stock Options

  An employee receiving NQSOs will not realize any taxable income, and the Company will not be entitled to any federal income tax deduction, at the time the NQSO is granted. At the time the NQSO is exercised, however, the employee generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price paid, and the Company will generally be entitled to a corresponding federal income tax deduction. Upon the sale of the Common Stock acquired upon exercise of a NQSO, the employee generally will recognize capital gain or loss.

  Any employee receiving ISOs generally will not realize taxable income, and the Company will not be entitled to a federal income tax deduction, at the time an ISO is granted or at the time the ISO is exercised. However, there may be certain alternative minimum tax consequences to the employee resulting from the exercise of an ISO. Upon a sale of the Common Stock acquired upon exercise of an ISO, the employee generally will realize a capital gain or capital loss, and the Company will receive no deduction, so long as the sale does not occur within two years of the date of the grant of the ISO or within one year from the date the shares were transferred to the employee upon the exercise of the ISO. If a sale does occur within two years of the date of grant or one year of the transfer date, however, part or all of the income recognized by the employee may be treated as ordinary income. Under such circumstances, the Company could be entitled to a federal income tax deduction equal to the ordinary income recognized by the employee.

 Restricted Stock

  A participant who has been granted an award of restricted stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the grant. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. The holder of a restricted stock award may elect to be taxed at the time of the restricted stock grant, in which case the Company will be entitled to a deduction at the same time and in the same amount, and there will be no further income tax consequences when the restrictions lapse.

 Performance Shares

  A participant who has been granted a performance share award will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. A participant will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will have a corresponding tax deduction.

 Stock Units

  The grant of a stock unit award produces no U.S. federal income tax consequences for the participant or the Company. The payment of a stock unit award results in taxable income to the participant equal to the amount of the payment received, valued with reference to the fair market value of the Common Stock on the payment date. The Company is entitled to a corresponding tax deduction for the same amount.

 Summary

  The Board of Directors believes that the 1995 Plan Amendment is in the best interest of the Company and its shareholders and is necessary to enable it to attract and retain highly qualified directors and employees. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote, if a quorum is present, is required to approve the adoption of the 1995 Plan Amendment.

  THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE "FOR" THE ADOPTION OF THE 1995 PLAN AMENDMENT TO THE AMTECH CORPORATION 1995 LONG-TERM INCENTIVE PLAN.

  PROPOSAL 3. ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION
PLAN

 General

  On December 14, 1995 (the "Adoption Date"), the Board of Directors adopted the Amtech Corporation 1996 Directors' Stock Option Plan (the "1996 Plan"), subject to approval by the shareholders of the Company. The 1996 Plan provides for the automatic grant of options to acquire shares of the Company's Common Stock to certain non-employee directors of the Company, as described below. The maximum number of shares of Common Stock with respect to which options may be granted under the 1996 Plan is 225,000 shares, subject to adjustment as described below. As of March 14, 1996, the aggregate market value of the maximum number of shares of Common Stock with respect to which options may be granted under the 1996 Plan was $1,378,125. The 1996 Plan will become effective upon approval by the shareholders and will expire ten years from such effective date, unless terminated earlier.

  The Company, at the request of the Compensation and Stock Option Committee of the Board of Directors, retained a nationally-recognized independent compensation consulting firm to conduct a study of several compensation-related matters, including the Company's competiveness in its compensation to the Company's non-employee directors. The consulting firm's study concluded that the Company was competitive with respect to the cash compensation it pays to non-employee directors ($15,000 per annum), but was not competitive with respect to the equity incentives offered to them. Accordingly, the Board of Directors determined to adopt the 1996 Plan, subject to the approval of the shareholders. The Company believes that adoption of the 1996 Plan will advance the interests of the Company by allowing the Company to attract and retain non-employee directors of high caliber and encourage a sense of proprietorship through stock ownership.

  A copy of the 1996 Plan is attached to this Proxy Statement as Annex I, and the following summary is qualified in its entirety by reference to the full text of the 1996 Plan. The following is a summary of certain provisions of the 1996 Plan.

 Automatic Grant of Options

  The 1996 Plan provides for the automatic grant of non-qualified stock options to acquire 25,000 shares of the Company's Common Stock to Qualifying External Directors. Such grant is effective on the date such director is first elected or appointed to the Company's Board of Directors, in the case of those persons first elected or appointed to the Board after the Adoption Date. Those directors serving on the Board of Directors on the Adoption Date and who are standing for re-election at the Meeting received an automatic grant of options to acquire only 22,500 shares of the Common Stock, since such directors had already received an automatic grant of options to acquire 2,500 shares at the time of their initial appointment or election to the Board of Directors under the Company's 1992 Stock Option Plan. The foregoing option grants under the 1996 Plan are subject to the shareholders approving the 1996 Plan at the Meeting. A "Qualifying External Director" is a non-employee director who does not, directly or indirectly beneficially own, or is not an employee, affiliate, or designee to the Board of Directors of a person that directly or indirectly beneficially owns, more than 5% of the Company's Common Stock.

  In addition, except as described below, the 1996 Plan provides for the automatic grant of non-qualified stock options to acquire 2,500 shares of the Company's Common Stock on each subsequent date that a Qualifying

External Director is re-elected to the Company's Board of Directors. No automatic option grants of 2,500 shares, however, shall be made to any director in a year when such director has received an automatic grant of options under the corresponding provisions of the Company's other stock option plans. Moreover, no 2,500 share option grants will be made to a Qualifying External Director who does not meet the share ownership guidelines established for directors. See "MANAGEMENT--COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS--Compensation of Directors." All options granted under the 1996 Plan will vest six months from the effective date of the grant, but the vesting will be automatically accelerated in the event of a "change in control" of the Company. Options granted under the 1996 Plan may not be exercisable more than ten years after the date of grant.

  The following directors have received options under the 1996 Plan to acquire the number of shares of the Company's Common Stock indicated below, subject to the approval of the 1996 Plan by the Company's shareholders at the Meeting:

                                                           NUMBER OF SECURITIES
             NAME                                           UNDERLYING OPTIONS
             ----                                          --------------------
      David P. Cook.......................................        25,000
      Gary J. Fernandes...................................        22,500
      Elmer W. Johnson....................................        22,500
      James S. Marston....................................        22,500
      Antonio R. Sanchez, Jr..............................        22,500

  The exercise price of these options is $5.125 per share. As noted above, the indicated persons will also receive options to acquire 2,500 shares of the Company's Common Stock on each subsequent date that they are elected to the Company's Board of Directors. If the 1996 Plan is approved, then the Company will recognize an expense for financial reporting purposes equal to the excess, if any, of the fair market value of the Company's Common Stock on the day of the Meeting over the exercise price of each option, multiplied by the number of options noted above. All options are "non-qualified" options since they are not qualified under Section 422 of the Internal Revenue Code of 1986, as amended. The 1996 Plan does not provide for the grant of any type of award other than the automatic grant of options to acquire the Company's Common Stock as described above.

 Number of Shares Subject to 1996 Plan

  Subject to adjustment as described below, the maximum number of shares of Common Stock with respect to which options may be granted under the 1996 Plan is 225,000 shares. In the event of a stock split, stock dividend, or other relevant change affecting the Company's Common Stock, the Committee has the authority to make appropriate adjustments to the number of shares available for grant and to the number of shares under outstanding grants and, if applicable, the exercise price under outstanding grants. No participant in the 1996 Plan may be granted stock options for more than 50,000 shares of Common Stock in the aggregate during the term of the 1996 Plan.

 Amendment and Termination

  The Board of Directors may amend, abandon, suspend or terminate the 1996 Plan or any portion thereof at any time. No amendment shall, however, be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act. No options may be granted under the 1996 Plan after December 13, 2005.

 Certain Federal Income Tax Consequences

  Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to grants under the 1996 Plan. An optionee receiving options will not realize any taxable income, and the Company will not be entitled to any federal income tax deduction, at the time the options are granted. At the time the option is exercised, however, the optionee generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price paid, and the Company will generally be entitled to a corresponding federal income tax deduction. Upon the sale of the Common Stock acquired upon exercise of an option, the optionee generally will recognize capital gain or loss.


 Summary

  The Board of Directors believes that the 1996 Plan is in the best interest of the Company and its shareholders and is necessary to enable it to attract and retain highly-qualified non-employee directors. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote, if a quorum is present, is required to approve the adoption of the 1996 Plan. A vote "FOR" the adoption of the 1996 Plan will, according to the terms of the Plan, approve the grant of options to acquire 22,500 shares of the Common Stock to Messrs. Fernandes, Johnson, Marston and Sanchez, who were serving on the Board of Directors on the Adoption Date, and approve the grant of options to acquire 25,000 shares of the Common Stock to Mr. Cook, who was first appointed to the Board subsequent to the Adoption Date.

  THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE "FOR" THE ADOPTION OF THE AMTECH CORPORATION 1996 DIRECTORS' STOCK OPTION PLAN.

  PROPOSAL 4. ADOPTION OF THE AMTECH CORPORATION 1996 EMPLOYEE STOCK PURCHASE
PLAN

  As noted above, the Company, at the request of the Compensation and Stock Option Committee of the Board of Directors, retained a nationally-recognized independent compensation consulting firm to conduct a study of the Company's competiveness in its equity compensation matters. The consulting firm recommended that the Company adopt an employee stock purchase plan to encourage broader employee ownership of the Company's Common Stock, and on February 15, 1996, the Board of Directors adopted the Amtech Corporation 1996 Employee Stock Purchase Plan (the "1996 Employee Purchase Plan"), subject to the approval of the shareholders. The general purpose of the 1996 Employee Purchase Plan is to further the interest of eligible employees in the welfare and progress of the Company by giving each eligible employee the opportunity to acquire a proprietary interest in the Company through the purchase of the Company's Common Stock via a program of payroll deductions. The Company believes that adoption of the 1996 Employee Purchase Plan will advance the interests of the Company by encouraging a sense of proprietorship among the Company's employee population at large through stock ownership.

  A copy of the 1996 Employee Purchase Plan is attached to this Proxy Statement as Annex II, and the following summary is qualified in its entirety by reference to the full text of the 1996 Employee Purchase Plan. The following is a summary of certain provisions of the 1996 Employee Purchase Plan.

 Number of Shares Subject to the 1996 Employee Purchase Plan

  The aggregate amount of Common Stock that may be purchased under the 1996 Employee Purchase Plan may not exceed 300,000 shares of Common Stock, subject to adjustment as noted below. As of March 14, 1996, the aggregate market value of the maximum number of shares of Common Stock that may be purchased under the 1996 Employee Purchase Plan was $1,837,500. The shares of Common Stock to be purchased under the 1996 Employee Purchase Plan will be previously issued shares purchased in the open market or in privately negotiated transactions. The amount of the Company's contribution (see below under "Plan Purchases") to the purchase price of the shares purchased under the 1996 Employee Purchase Plan during the first twelve months of operation shall be limited to 10% of the Company's average annual income before taxes for the preceding five calendar years.

 Administration

  The 1996 Employee Purchase Plan is administered by the Company's Compensation and Stock Option Committee of the Board (the "Committee").

 Eligibility

  Participation by eligible employees is entirely optional, and each employee must make his or her own decision as to whether or not to participate and the amount of such participation. Employees eligible to participate in the 1996 Employee Purchase Plan include each employee of the Company (and each of the Company's subsidiaries designated by Board) who has a customary working schedule of more than 20 hours per week and whose customary employment is for more than five months in any calendar year. However, employees who own stock possessing 5% or more of the total combined voting power or value of all classes of the Company's or any designated subsidiary's capital stock are not eligible to participate in the 1996 Employee Purchase Plan. For each calendar year, no employee will be entitled to purchase shares of Common Stock under the plan, the fair market value of which exceeds $25,000.

 Plan Purchases

  Eligible employees will be entitled to purchase Common Stock under the 1996 Employee Purchase Plan as of the beginning of each calendar month, which is referred to as a "Purchase Period." During the Purchase Period, amounts authorized by an employee are withheld from the employee's paycheck. Such amounts are held by the Company until the last business day of the Purchase Period, at which time the account balance of the employee will be applied to purchase the number of shares of the Company's Common Stock that can be purchased with the amount withheld (subject to the maximum amount permitted to be purchased by an employee as stated above). An employee's purchase price for the shares will be 85% of the lesser of (a) the fair market value of the stock on the last business day of the Purchase Period or (b) the fair market value of the stock on the first business day of the Purchase Period. Fair market value on any given day shall mean the closing sales price of the Common Stock on the principal market on which the Common Stock is traded on that day or, if there is no reported price information for such day, the latest date prior thereto on which there was a closing sales price. The difference between an employee's purchase price for the shares of Common Stock and the actual purchase price of such shares will be paid by the Company.

 Transferability

  An employee's right to purchase stock under the 1996 Employee Purchase Plan may only be exercised by the employee during the employee's lifetime and may not be assigned or otherwise transferred other than by will or the laws of descent and distribution.

 Dilution or Other Adjustments

  In the event of a stock split, stock dividend, or other relevant change affecting the Company's Common Stock, the Committee has the authority to make appropriate adjustments to the number of shares purchasable under the plan.

 Amendment and Termination

  The Board of Directors may amend, abandon, suspend or terminate the 1996 Employee Purchase Plan or any portion thereof at any time. No amendment shall, however, be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief under Section 423 of the Code or Section 16(b) of the Exchange Act. The 1996 Employee Purchase Plan terminates automatically on December 31, 2005.

 Certain Federal Income Tax Consequences

  In general, for United States federal income tax purposes, a participating employee will not recognize taxable income during the Purchase Period by reason of such participation. However, funds deducted from each participating employee's compensation for purposes of acquiring shares of Common Stock under the 1996 Employee Purchase Plan are included in the participating employee's income for federal income tax purposes.

  An employee who purchases shares under the 1996 Employee Purchase Plan and disposes of such shares within two years after the first business day of the applicable Purchase Period will recognize ordinary income for federal income tax purposes on the difference between the price paid per Common Stock share and the fair market value of such share on the last business day of that Purchase Period. The Company will generally be entitled to a corresponding deduction, subject to a possible limitation in the case of certain of the Company's officers. In addition to ordinary income, an employee who sells shares within this two-year period will recognize a capital gain or loss on the difference between the amount realized on the sale and the employee's basis in the shares.

  If an employee disposes of shares purchased under the 1996 Employee Purchase Plan more than two years after the first day of the applicable Purchase Period, ordinary income will be recognized for federal income tax purposes equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the price paid under the 1996 Employee Purchase Plan, or (b) 15% of the fair market value of the shares on the first business day of the applicable Purchase Period. The Company would not be entitled to a deduction for this amount. In addition to ordinary income, a capital gain or loss will be recognized on the difference between the amount realized on the sale and the employee's basis in the shares.

 Summary

  The Board of Directors believes that the 1996 Employee Purchase Plan is in the best interest of the Company and its shareholders and will further the interest of eligible employees in the welfare and progress of the Company. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote, if a quorum is present, is required to approve the adoption of the 1996 Employee Purchase Plan.

  THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE "FOR" THE ADOPTION OF THE 1996 EMPLOYEE PURCHASE PLAN.

PROPOSAL 5. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  Ernst & Young LLP served as independent auditors of the Company for the fiscal year ended December 31, 1995, and has reported on the Company's financial statements. The Board of Directors, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1996, and recommends that the shareholders ratify this selection.

  A representative of Ernst & Young LLP is expected to be present at the Meeting, and will be afforded an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

  While shareholder ratification is not required for selection of Ernst & Young LLP since the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view towards soliciting the shareholders' opinions thereon, which opinions will be considered in future deliberations.

  THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                      DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholders intending to submit proposals to be included in the proxy materials for the 1997 Annual Meeting of Shareholders must submit their proposals in writing so that they will be received by the Company no later than November 27, 1996. The proposals should be directed to the Secretary of the Company, Mr. Ronald A. Woessner, Secretary, Amtech Corporation, 17304 Preston Road, Building E-100, Dallas, Texas 75252. Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. In order to avoid unnecessary expenditures of time and money by shareholders and the Company, shareholders are urged to review this Rule and, if questions arise, consult legal counsel prior to submitting a proposal to the Company.

                                 MISCELLANEOUS

  The Board of Directors of the Company knows of no matters other than those described herein that will be presented for consideration at the Meeting. If, however, other matters come before the Meeting, the Proxy holders intend to vote the Proxy in accordance with their best judgment in the interest of the Company.

  The cost of solicitation of Proxies, including the cost of preparing, printing, and mailing proxy materials and the cost of reimbursing brokers for forwarding Proxies and Proxy Statements to their principals, will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. to assist in the solicitation of proxies from shareholders at a fee of approximately $7,000 plus reimbursement of reasonable out-of-pocket expenses. Proxies may also be solicited without extra compensation by the officers and employees of the Company by telephone, telegraph or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them.

  PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

  A copy of the Company's 1995 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute any part of the proxy solicitation material.

                                          By Order of the Board of Directors

                                          Ronald A. Woessner
                                          Secretary

Dallas, Texas
March 25, 1996

                                    ANNEX I

                              AMTECH CORPORATION
                       1996 DIRECTORS' STOCK OPTION PLAN

Section 1. Purpose

  The purpose of the Amtech Corporation 1996 Directors' Stock Option Plan (hereinafter called the "Plan") is to advance the interests of Amtech Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract, on its behalf, and retain non-employee directors of high caliber through encouraging a sense of proprietorship by means of stock ownership.

Section 2. Definitions

  "Adoption Date" shall mean December 14, 1995.

  "Board of Directors" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-3, the Committee shall consist of two or more Disinterested Directors. Also, if the requirements of (S)162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of (S)162(m) of the Code.

  "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

  "Date of Grant" shall mean the date on which an Option is granted under the Plan.

  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

  "Disinterested Director" shall mean a director who has not been, during the one year prior to service as an administrator of the Plan, granted or awarded an option pursuant to the Plan or any other plan of the Company or any of its affiliates (except for grants or awards pursuant to Section 6(a) of the Plan or as may be permitted by Rule 16b-3 promulgated under the Exchange Act).

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "External Director" shall mean a Director of the Company who is not an employee of the Company or a subsidiary.

  "Fair Market Value" shall mean the closing sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of the Common Stock on the date specified as reported by the Nasdaq Stock Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

  "Option" shall mean a Stock Option granted pursuant to Section 6.

  "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

  "Participant" shall mean a person who receives an award of Options under the Plan.

  "Qualifying External Director" shall mean an External Director who is not a person, an employee or affiliate of a person, or a designee to the Board of Directors of a person, that is required to file a statement under Section 13(d) or 13(g) of the Exchange Act or the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder with respect to ownership of the Common Stock.

  "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time-to-time and any successor provision to Rule 16b-3 under the Exchange Act.

Section 3. Administration

  The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder. The determinations and interpretations made by the Committee are final and conclusive.

Section 4. Eligibility

  All Qualifying External Directors shall be eligible to receive awards of Options under the Plan.

Section 5. Maximum Amount Available for Awards

  Subject to the provisions of Section 9, the maximum number of shares of Common Stock in respect of which Options may be granted under the Plan shall be 225,000 shares of Common Stock. No Participant may be granted Options for more than 50,000 shares of Common Stock in the aggregate during the term of the Plan. Shares of Common Stock may be made available from authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that an Option is terminated unexercised as to any shares of Common Stock covered thereby, such shares shall thereafter be again available for award pursuant to the Plan.

Section 6. Stock Options

  (a) During the term of the Plan, on the date that a Qualifying External Director is first appointed or elected to the Board of Directors after the Adoption Date, such director shall be granted nonqualified Options to purchase 25,000 shares of Common Stock. Each Qualifying External Director serving on the Board of Directors on the Adoption Date shall be granted nonqualified Options to purchase 22,500 shares of Common Stock, effective as of the Adoption Date. In addition, subject to the provisions of the last two sentences of this Subsection, on each subsequent date that a Qualifying External Director is re-elected to the Board of Directors, such director shall be granted nonqualified Options to purchase 2,500 shares of Common Stock. All options granted pursuant to this Subsection shall vest six months from the date of grant, subject to the provisions of Subsection 11(j). No 2,500 share Option grant shall be made to a Qualifying External Director under this Subsection in a calendar year when such director received an Option grant under Section 4(c) of the Company's 1992 Stock Option Plan or under Subsection 6(a)(4) of the Company's 1995 Long-Term Incentive Plan. No 2,500 share Option grant shall be made under this Subsection, (i) after December 31, 1998, to a Qualifying External Director who does not own at least 10,000 shares of the Common Stock (in the case of directors serving on the Board of Directors on the Adoption Date) or (ii) after the third anniversary of a director's initial appointment or election to the Board of Directors if such director does not own at least 10,000 shares of the Common Stock by such third anniversary (in the case of all other Qualifying External Directors).

  (b) All Options granted under the Plan prior to shareholder approval of the Plan shall be subject to the approval of the Plan by the shareholders of the Company.

  (c) The exercise price for Options granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the Date of Grant.

  (d) Each Option shall be exercisable at such times and subject to such terms and conditions as specified in the applicable grant; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the Date of Grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

  (e) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

  If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, any Option may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and
(c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

  (f) The Company shall not be required to issue any fractional shares upon the exercise of any Options granted under the Plan. No Optionee or such Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until said Option has been exercised and the purchase price of the shares in respect of which the Option has been exercised has been paid. Unless otherwise provided in the agreement applicable thereto, an Option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

Section 7. Plan Amendments

  To the extent necessary to comply with Rule 16b-3, Subsections 6(a) and 6(c) shall not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. Except as provided in the immediately preceding sentence, the Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act.

Section 8. Restrictions on Transfer of Common Stock

  Without the Company's prior written consent, any Common Stock issued to a person subject to the provisions of Section 16(b) of the Exchange Act, as interpreted by the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder, pursuant to the exercise of an Option granted under the Plan and intended to comply with the requirements of Rule 16b-3 shall not be transferred until at least six months after the later of
(i) the date of grant of such Option or (ii) the date on which the Plan is approved by the Company's shareholders in accordance with Rule 16b-3.

Section 9. Adjustment to Shares

  In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately any or all of (i) the number and kind of shares which thereafter may be optioned under the Plan, (ii) the number and kind of shares subject of Options, and (iii) the exercise price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Option; provided, however, that the number of shares subject to any Option shall always be a whole number.

Section 10. Effective Date

  Subject to the approval of the shareholders of the Company, the Plan shall be effective as of the Adoption Date.

Section 11. General Provisions

  (a) The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Options under the Plan. However, if permitted by the Committee or under the terms of the applicable agreement, the Participant may pay all or any portion of the taxes required to be withheld by the Company by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Participant is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, then the applicable agreement shall not provide the Participant an election option, or, if it does, any such election shall be subject to the restrictions imposed by Rule 16b-3.

  (b) Each Option hereunder shall be evidenced in writing, delivered to the Participant, and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to, the effect on such Option of the death, retirement, disability or other separation from directorship of the Participant and the effect thereon, if any, of a change in control of the Company.

  (c) Unless otherwise provided in the agreement applicable thereto, no Option shall be assignable or transferable except by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

  (d) Neither the Plan nor any Option granted hereunder is intended to confer upon any Participant any rights with respect to continuance of the utilization of his or her services by the Company, nor to interfere in any way with his or her right or that of the Company to terminate his or her services at any time (subject to the terms of any applicable contract, law, regulation, and the articles and bylaws of the Company). The conditions to apply to the exercise of an Option in the event a Participant ceases to serve as a director of the Company for any reason shall be determined by the Committee, and such conditions shall be specified in the written agreement evidencing the award.

  (e) Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof.

  (f) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.

  (g) No Options may be granted under the Plan after December 13, 2005; however, all previous Options granted that have not expired under their original terms or will not then expire at the time the Plan expires will remain outstanding.

  (h) Restrictions on Issuance of Shares

    (1) The Company shall not be obligated to issue any shares upon the exercise of any Option granted under the Plan unless: (i) the shares pertaining to such Option have been registered under applicable securities laws or are exempt from such registration; (ii) the prior approval of such sale or issuance has been obtained from any regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such Option have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any Option granted under the Plan. If the shares to be issued upon the exercise of any Option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient of the Option, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

    (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any Option granted under the Plan upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body.

  (i) The Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in the agreement applicable thereto.

  (j) The vesting of all Options granted hereunder shall automatically accelerate upon a "change in control" of the Company.

  IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its
behalf the     day of      , 1996.

                                          AMTECH CORPORATION

                                          By: _________________________________

                                          Title: ______________________________

                                          Date: _______________________________

                                   ANNEX II

                              AMTECH CORPORATION
                       1996 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose

  The purpose of the Amtech Corporation 1996 Employee Stock Purchase Plan (hereinafter called the "Plan") is to provide a method by which eligible employees of Amtech Corporation ("Amtech") and of its Eligible Subsidiaries (such Eligible Subsidiaries, together with Amtech are hereinafter called the "Company") may use voluntary, systematic payroll deductions to purchase shares of the Amtech Common Stock and thereby acquire an interest in the future of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under (S)423 of the Code (as herein defined). Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code. Any provision of the Plan that is inconsistent with (S)423 (or successor provision) of the Code shall without further act or amendment by the Company be reformed to comply with the provisions of (S)423.

Section 2. Definitions

  "Board of Directors" shall mean the Board of Directors of Amtech.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

  "Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-3, the Committee shall consist of two or more Disinterested Directors. Also, if the requirements of (S)162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of (S)162(m) of the Code.

  "Common Stock" shall mean the Common Stock of Amtech, par value $.01 per share.

  "Compensation" shall mean all wages, salaries, bonuses, commissions, fees for professional services, and other amounts paid by Amtech or an Eligible Subsidiary to the Participant for services (as an employee), including amounts contributed by the Participant to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code, but not including payments or compensation under stock option plans, other stock based incentive compensation plans, and other employee benefit plans.

  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, who is to receive any Common Stock or cash, or both, credited to the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

  "Eligible Employee" shall mean an employee of Amtech or of an Eligible Subsidiary who has been employed by Amtech or an Eligible Subsidiary at least two months; provided, however, the term "Eligible Employee" shall specifically exclude:

    (a) any employee whose customary working schedule is 20 hours or less per week;

    (b) any employee whose customary employment is 5 months or less in any calendar year;

    (c) any employee who immediately after the grant of a share purchase right to such employee would (in accordance with the provisions of Sections 423 and 424(d) (or successor provisions) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary corporations, as defined in Section 424 (or successor provision) of the Code; and

    (d) any employee who resides in a jurisdiction whose laws prohibit participation in the Plan.

  "Eligible Subsidiary" shall mean such Subsidiaries as the Board may, from time-to-time, designate.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" shall mean the closing sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of the Common Stock on the date specified as reported by the Nasdaq National Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date. A good faith determination by Amtech as to fair market value shall be final and binding.

  "Participant" shall mean an individual who participates in the Plan.

  "Section 16(b)" shall mean Section 16(b) under the Exchange Act, including the rules and regulations thereunder, as amended from time-to-time, and any successor provisions.

  "Subsidiary" shall mean any now existing or hereafter organized or acquired corporation or other entity of which more than fifty percent (50%) of the issued and outstanding voting stock or other economic interest is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

Section 3. Shares Subject to the Plan

  Under the Plan, there is a maximum of 300,000 shares of Common Stock (subject to adjustment as provided in Section 14) available for purchase under the Plan by Eligible Employees. The Common Stock to be purchased under the Plan shall be previously issued shares purchased in the open market or in privately-negotiated transactions.

Section 4. Method of Participation

  "Purchase Periods" hereunder shall be of one-month duration, commencing on the first day of each month. Each person who will be an Eligible Employee on the first day of a Purchase Period may elect to participate in the Plan by executing and delivering, at least 15 days prior to such day, a payroll deduction authorization, on the terms and conditions specified in Section 5. Such Employee will thereby become a "Participant" for such Purchase Period and for each subsequent consecutive Purchase Period, subject to Section 5 below.

Section 5. Payroll Deduction

  All Participant contributions to the Plan shall be made only by payroll deductions. Each enrollment form shall specify the amount that the Participant elects to contribute under the Plan for each payroll period and shall authorize the Company to withhold such amount from the salary of such Participant with respect to each payroll period thereafter until such Participant's participation in the Plan is terminated or until the amount of such deductions is changed or suspended as hereafter provided. The payroll deduction authorization shall request withholding at a rate (in whole percentages) of not less than 1% nor more than 10% from the Participant's Compensation by means of substantially equal payroll deductions over the Purchase Period. The payroll deduction authorization shall remain in effect for consecutive subsequent Purchase Periods unless changed or revoked by the Participant pursuant to this Section 5. A Participant may increase or reduce the withholding rate of his or her payroll deduction authorization by one or more whole percentage points (but not less than 1% or more than 10%) or may cease Participation entirely by delivering a revised enrollment/change form to the Company. Such increase or reduction in withholding or cessation of participation shall become effective at the earliest administratively feasible time. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a withholding account for such Participant as soon as administratively feasible after payroll withholding. The Company shall be entitled to use of the contributions immediately after payroll withholding, may maintain the contributions as a single fund, and shall have no obligation to pay interest with respect to the contributions or Common Stock of any Participant.

Section 6. Purchase of Shares

  Each person who is a Participant on the first business day of a Purchase Period shall, as of such day, automatically receive a share purchase right to purchase shares of the Common Stock during such Purchase Period, subject to the following conditions. Subject to the limitation specified below, such right to purchase Common Stock shares shall be for a number of shares of Common Stock, determined by dividing (i) the balance in the Participant's withholding account on the last day of the Purchase Period by (ii) the purchase price per share of the Common Stock determined under Section 7. In no event shall the Common Stock purchased under the Plan by any single Participant in any calendar year exceed $25,000 (or such different amount as may be permitted under the Code and still comply with the requirements of the
Code) of fair market value (as calculated in the manner provided for in the
Code). The number of shares of Common Stock that the Participant has the right to purchase under other (S)423 qualified employee stock purchase plans of Amtech or a Subsidiary, if any, shall count against the $25,000 limitation. Notwithstanding the foregoing, no share purchase rights shall be granted that would cause the Company Contribution (as defined below) during the first year of the operation of the Plan to exceed 10% of the Company's average annual income before taxes for calendar years 1995, 1994, 1993, 1992, and 1991. The number of shares of Common Stock receivable by each Participant upon exercise of his or her share purchase right shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

Section 7. Purchase Price

  The purchase price per share of Common Stock purchased under the Plan shall be 85% of the Fair Market Value of the Common Stock on (a) the first business day of the Purchase Period or (b) the last business day of the Purchase Period, whichever is less. The difference (the "Company Contribution") between the employee's purchase price per share of Common Stock and the actual purchase price of such Common Stock shall be paid by the Company.

Section 8. Purchase of Shares

  Each Employee who is a Participant in the Plan on the last business day of a Purchase Period shall be deemed to have exercised on such day the share purchase right granted to him or her for that Purchase Period. Upon such exercise, the balance of the Participant's withholding account shall be applied to the purchase of the number of shares of Common Stock determined under Section 6.

Section 9. Cancellation of Share Purchase Right; Withdrawal

  A Participant who holds a share purchase right under the Plan may at any time prior to exercise thereof under Section 8 cancel such share purchase right as to all (but not less than all) the shares subject or to be subject to such share purchase right by written notice delivered to the Company. A Participant who cancels a share purchase right under the Plan shall be deemed to have withdrawn from the Plan. A Participant who terminates his or her payroll deduction authorization pursuant to Section 5 shall be deemed to have withdrawn from the Plan. Any Participant who cancels a share purchase right or terminates his or her payroll deduction authorization may again become a Participant in accordance with such rules and regulations as the Company may adopt from time-to-time relating to re-entry in the Plan. Upon withdrawal, the balance in his or her withholding account shall be returned to him or her as soon as administratively feasible.

Section 10. Common Stock Holding Period Requirement

  Unless otherwise permitted by rules and regulations adopted by the Company relating to the administration of the Plan, if any shares of Common Stock purchased under the Plan are sold, pledged, or otherwise transferred (a "disqualifying disposition") within one year of the date of purchase, then the Participant shall not be permitted to participate in the Plan until the one year anniversary of such disqualifying disposition.

Section 11. Termination of Employment

  Subject to Section 12, upon the termination of a Participant's service with the Company for any reason, he or she shall cease to be a Participant, and any share purchase right held by such Participant under the Plan shall be deemed canceled. The balance of his or her withholding account shall be returned to him or her, and he or she shall have no further rights under the Plan.

Section 12. Death of Participant

  A Participant may file a written designation of Designated Beneficiary. Such designation shall also provide the Participant's election whether to either
(i) cancel (pursuant to Section 9) the Participant's share purchase right upon his or her death or (ii) apply, as of the last business day of the Purchase Period, the balance of the deceased Participant's withholding account at the time of death to the exercise of his or her share purchase right (pursuant to Section 8). In the absence of a valid election otherwise, the death of a Participant shall be deemed to effect a cancellation of his or her share purchase right pursuant to Section 9.

  A designation of Designated Beneficiary and the foregoing election may be changed by the Participant at any time, by written notice to the Company. In the event of the death of a Participant and receipt by the Company of proof of the identity and existence at the Participant's death of a Designated Beneficiary, the Company shall deliver to such beneficiary the Common Stock or cash in the Participant's account. If there is no surviving Designated Beneficiary, then the Company shall deliver the Common Stock or cash in the Participant's account to the executor or administrator of the estate of the Participant. No Designated Beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in any Common Stock or cash credited to the Participant under the Plan.

Section 13. Participant's Rights Not Transferable

  All Participants shall have the same rights and privileges under the Plan. Each Participant's rights and privileges under the Plan may be exercisable during his or her lifetime only by him or her. No share purchase right shall be assignable or transferable except by will or under the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. A Participant may direct the Company in the enrollment form to issue share certificates to the Participant jointly with one or more other persons with right of survivorship, or to certain forms of trusts approved by the Company. If any Participant violates the terms of this Section 13, then any share purchase right held by him or her may be terminated by the Company and upon return to the Participant of the balance of his or her withholding account, all his or her rights under the Plan shall terminate.

Section 14. Change in Capitalization

  If the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately the number and kind of shares which thereafter may be purchased under the Plan and the number and kind of shares subject to outstanding share purchase rights.

Section 15. Administration of Plan; Costs

  The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time-to-time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder, subject to the overall supervision of the Board of Directors and to the limitations of (S)423 of the Code. The operational details relating to the day-to-day functioning of the Plan shall be handled by such person(s) as the Company may from time-to-time designate. The determinations and interpretations made by the Committee are final, conclusive, and binding on all participants. If the Company in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan.

  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan shall be charged to the account of the Participant. Brokerage fees for the purchase of shares by a Participant shall be paid by the Company, while brokerage fees for the sale of shares by a Participant shall be paid by the Participant.

Section 16. Amendment and Termination of Plan

  The Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b).

  The Plan shall terminate automatically as of December 31, 2005. The Plan shall terminate, in any case, when all or substantially all of the Common Stock reserved for the purposes of the Plan has been purchased by Participants.

Section 17. Approval of Shareholders

  The Plan is subject to the approval of the shareholders of Amtech, which approval must be secured within twelve months after the date the Plan is adopted by the Board of Directors.

Section 18. General

  (a) No Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof.

  (b) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.

  (c) Restrictions on Issuance of Shares

    (1) No shares of Common Stock may be purchased under the Plan unless: (i) the shares pertaining to such share purchase right have been registered under applicable securities laws or are exempt from such registration; (ii) the prior approval has been obtained from any regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such share purchase right have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any share purchase right granted under the Plan. If the shares to be issued upon the exercise of any share purchase right granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable securities laws, the recipient of the share purchase right, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

    (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any share purchase right granted under the Plan upon any securities exchange or under any applicable law or the effecting or obtaining of any consent or approval of any governmental body.

  (d) Amtech and the Subsidiaries expressly reserve the right at any time to terminate a Participant's employment free from any liability or any claim under the Plan. Neither the Plan nor any share purchase right granted hereunder is intended to confer upon any Participant any rights with respect to continuance of employment or other utilization of his or her services by Amtech or by a Subsidiary, nor to interfere in any way with his or her right or that of his or her employer to terminate his or her employment or other services at any time (subject to the terms of any applicable written agreement). The loss of existing or potential profit in share purchase rights shall not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of any obligation to the Participant.

  IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its
behalf the     day of      , 1996.

                                          AMTECH CORPORATION

                                          By: _________________________________

                                          Title: ______________________________

                                          Date: _______________________________

                                  APPENDIX 1

                              AMTECH CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN

Section 1. Purpose

  The purpose of the Amtech Corporation 1995 Long-Term Incentive Plan (hereinafter called the "Plan") is to advance the interests of Amtech Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract, on its behalf and on behalf of its Subsidiaries (as hereinafter defined), and retain personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.

Section 2. Definitions

  "Award" shall mean a grant or award under Section 6 through 9, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided in Section 10(b).

  "Board of Directors" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-3, the Committee shall consist of two or more Disinterested Directors. Also, if the requirements of (S)162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of (S)162(m) of the Code.

  "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

  "Date of Grant" shall mean the date on which an Award is made pursuant to this Plan.

  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

  "Disinterested Director" shall mean a director who is not, during the one year prior to service as an administrator of the Plan, granted or awarded an option pursuant to the Plan or any other plan of the Company or any of its affiliates (except for grants or awards pursuant to Section 6(a) of the Plan or as may be permitted by Rule 16b-3 promulgated under the Exchange Act). Disinterested Directors shall fall within one of the following categories: (i) External Director; (ii) Internal Director/Chief Executive Officer; (iii) Internal Director/Vice President of Research and Development; and (iv) Internal Director/Other.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "External Director" shall mean a Director of the Company that is not an Internal Director.

  "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by the Nasdaq National Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

  "Incentive Stock Option" shall mean a stock option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code (or any successor provision).

  "Internal Director" shall mean a Director of the Company who is an employee of the Company or a Subsidiary.

  "Nonqualified Stock Option" shall mean a stock option granted under Section 6 that is not intended to be an Incentive Stock Option.

  "Option" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

  "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

  "Participant" shall mean an individual who is selected by the Committee to receive an Award under the Plan.

  "Payment Value" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 7(c) with respect to the applicable Performance Cycle.

  "Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

  "Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares that have been contingently awarded for such Cycle are earned.

  "Performance Share" shall mean an award granted pursuant to Section 7 of the Plan expressed as a share of Common Stock.

  "Plan Adoption Date" means the later of the date on which the Plan is adopted by the Board of Directors of the Company and by the shareholders of the Company in accordance with Rule 16b-3.

  "Qualifying External Director" shall mean an External Director who is not a person, an employee or affiliate of a person, or a designee to the Board of Directors of a person, that is required to file a statement under Section 13(d) or 13(g) of the Exchange Act or the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder with respect to ownership of the Common Stock.

  "Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

  "Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 8 of the Plan.

  "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time-to-time and any successor provision to Rule 16b-3 under the Exchange Act.

  "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 9.

  "Subsidiary" shall mean any now existing or hereafter organized or acquired corporation or other entity of which more than fifty percent (50%) of the issued and outstanding voting stock or other economic interest is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company and, in addition, shall include Alcatel Amtech S.A. for so long as the Company directly or indirectly owns more than forty percent (40%) of that company's issued and outstanding stock and WaveLink Technologies, Inc. for so long as the Company directly or indirectly owns or holds then exercisable rights to acquire more than twenty percent (20%) of that company's issued and outstanding stock.

Section 3. Administration

  The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder. The determinations and interpretations made by the Committee are final and conclusive.

Section 4. Eligibility

  All employees of the Company and its Subsidiaries; in each case, who, in the opinion of the Committee, in each case, have the capacity for contributing in a substantial measure to the successful performance of the Company are eligible to receive Awards under the Plan. In addition, External Directors are eligible to receive Awards of Options pursuant to Section 6(a)(4) only.

Section 5. Maximum Amount Available for Awards

  (a) The maximum number of shares of Common Stock in respect of which Awards may be made under the Plan shall be a total of 500,000 shares of Common Stock. Of that amount, the maximum number of shares of Common Stock in respect of which Options may be granted under the Plan shall be 500,000 shares. In addition, no Participant may be granted Options for more than 200,000 shares of Common Stock in the aggregate during the term of the Plan. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that (i) an Option is terminated unexercised as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is cancelled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan.

  (b) In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan, (2) the number and kind of shares subject of Awards, and (3) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Award; provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

Section 6. Stock Options

  (a) Grant; Eligibility

    (1) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

    (2) The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with the Code and relevant regulations. Incentive Stock Options to purchase Common Stock may be granted to such employees of the Company or its Subsidiaries (including any director who is also an employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified Stock Options to purchase Common Stock may be granted to such Participants as shall be determined by the Committee. Neither the Company nor any of its Subsidiaries or any of their respective directors, officers or employees, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an Incentive Stock Option under the then applicable provisions of the Code.

    (3) On the date an Internal Director is first appointed, or reappointed, as a Committee member by the Board of Directors: (1) an Internal Director/Chief Executive Officer shall automatically be granted nonqualified options to purchase 18,750 shares of Common Stock, an Internal Director/Vice President of Research and Development shall automatically be granted nonqualified options to purchase 12,500 shares of Common Stock, and an Internal Director/Other shall automatically be granted nonqualified options to purchase 1,250 shares of Common Stock; provided that, such automatic option grants shall only be made if the Company has consolidated net income for the calendar year immediately preceding the date of the appointment. Subsequently appointed Internal Director Committee Members, if any, shall receive option grants based upon the formula applicable to their Disinterested Director category if the duties and responsibilities of their category of position remain substantially the same as those for that position on the date of the adoption of this Plan. All options granted pursuant to this Subsection 6(a)(3) shall be fully vested at the date of grant. No option grants shall be made to an Internal Director under this Subsection in a calendar year when such Internal Director received an option grant under Section 4(b) of the Company's 1992 Stock Option Plan.

    (4) Subject to the provisions of the last sentence of this Subsection, on the first business day following the date of the 1995 annual meeting of the shareholders of the Company (the "Effective Date") and each annual meeting of the shareholders occurring thereafter during the term of this Plan, each Qualifying External Director shall be granted nonqualified options to purchase 2,500 shares of Common Stock. In addition, subject to the provisions of the last sentence of this Subsection, on the date that any Qualifying External Director is first appointed to the Board of Directors after the Effective Date, and on each subsequent date that such Qualifying External Director is re-elected to the Board of Directors, such director shall be granted nonqualified options to purchase 2,500 shares of Common Stock; provided that, the date of such director's appointment to the Board of Directors is at least 180 days prior to the date of the next annual meeting of the shareholders of the Company. All options granted pursuant to this Subsection 6(a)(4) shall be fully vested at the date of grant. No option grants shall be made to a Qualifying External Director under this Subsection in a calendar year when such Qualifying External Director received an option grant under Section 4(c) of the Company's 1992 Stock Option Plan.

    (5) To the extent necessary to comply with Rule 16b-3, Subsections 6(a)(3) and 6(a)(4) shall not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

  (b) The Committee shall, in its discretion, establish the exercise price at the time each Option is granted, which in the case of Nonqualified Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, or in the case of grants of Incentive Stock Options, shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant or such greater amount as may be prescribed by the Code.

  (c) Exercise

    (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable grant or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

    (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

    If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

    (3) The Company, in its sole discretion, may lend money to an Optionee, guarantee a loan to an Optionee or otherwise assist an Optionee to obtain the cash necessary to exercise all or any portion of an Option granted under the Plan.

    (4) The Company shall not be required to issue any fractional shares upon the exercise of any Options granted under this Plan. No Optionee nor an Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. Unless otherwise provided in the agreement applicable thereto, an Option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

    (5) Any Common Stock issued to a person subject to the provisions of
  Section 16(b) of the Exchange Act, as interpreted by the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder, pursuant to the exercise of an Option granted under this Plan and intended to comply with the requirements of Rule 16b-3 shall not be transferred until at least 6 months have elapsed from the later of (i) the date of grant of such Option or (ii) the Plan Adoption Date to the date of disposition of the Common Stock underlying such option.

  (d) No Incentive Stock Options granted pursuant to this Section 6 shall be exercisable (a) more than five years (or such other period of time as from time-to-time provided in the-then applicable provisions of the Code governing Incentive Stock Options) after the Date of Grant with respect to an Optionee who owns 10-Percent or more of the outstanding Common Stock (within the meaning of the Code), and (b) more than ten years after the Date of Grant with respect to all other Optionees. No Nonqualified Stock Options shall be exercisable more than ten years after the Date of Grant.

Section 7. Performance Shares

  (a) The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

  (b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time-to-time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

  (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established Performance Goals. Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock.

  (d) In the sole and complete discretion of the Committee, an Award granted under this Section 7 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 8. Restricted Stock

  (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such awards. The Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding, subject to the provisions of any applicable agreement.

  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or the Participant's legal representative, except to the extent such Restricted Stock have been forfeited to the Company under the terms and conditions of the Award. Payment, if any, for Restricted Stock Units shall be made to the Company in cash or shares of Common Stock, as determined at the sole discretion of the Committee.

  (c) In the sole and complete discretion of the Committee, an Award granted under this Section 8 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 9. Other Stock Based Awards

  (a) In addition to granting Options, Performance Shares, and Restricted Stock, the Committee shall have sole and complete authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units (including restricted stock units), the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

  (b) A Stock Unit Award may be granted subject to the following rules:

    (1) Any shares of Common Stock that are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

    (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

    (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

    (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

    (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

  (c) In the sole and complete discretion of the Committee, an Award pursuant to this Section 9 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 10. General Provisions

  (a) The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan. In the case of payments of Awards in the form of Common Stock, the Employer may require the Participant to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock. However, if permitted by the Committee or under the terms of the applicable agreement, the Participant may pay all or any portion of the taxes required to be withheld by the Employer or paid by the Participant with respect to such Common Stock by electing to have the Employer withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Participant is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, then the applicable agreement shall not provide the Participant an election, or, if it does, any such election shall be subject to the restrictions imposed by Rule 16b-3.

  (b) Each Award hereunder shall be evidenced in writing, delivered to the Participant, and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement, disability or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

  (c) Unless otherwise provided in the agreement applicable thereto, no Award shall be assignable or transferable except by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

  (d) No person shall have any claim or right to be granted an Award. Further, the Company and its Subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award. Neither the Plan nor any Award granted hereunder is intended to confer upon any Participant any rights with respect to continuance of employment or other utilization of his or her services by the Company or by a Subsidiary, nor to interfere in any way with his or her right or that of his or her employer to terminate his or her employment or other services at any time (subject to the terms of any applicable contract). The conditions to apply to the exercise of an Award in the event an Participant ceases to be employed by the Company or a Subsidiary for any reason shall be determined by the Committee, and such conditions shall be specified in the written agreement evidencing the award.

  (e) Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the

Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

  (f) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.

  (g) Subject to the approval of the stockholders of the Company, the Plan shall be effective on April 21, 1995. No options or Awards may be granted under the Plan after April 20, 2005; however, all previous Awards made that have not expired under their original terms or will not then expire at the time the Plan expires will remain outstanding.

  (h) Restrictions on Issuance of Shares

    (1) The Company shall not be obligated to sell or issue any Shares upon the exercise or maturation of any Award granted under the Plan unless: (i) the shares pertaining to such Award have been registered under applicable federal and state securities laws or are exempt from such registration;
  (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such Award have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any Award granted under the Plan. If the shares to be issued upon the exercise or maturation of any Award granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient of the Award, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

    (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any Award granted under the Plan upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body.

  (i) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any agreement referenced in Section 10(b).

  (j) Except as provided in Section 6(a)(5) of the Plan, the Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without stockholder approval (including an increase in the maximum number of shares of Common Stock in respect of which Awards may be made under the Plan) if such stockholder approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Act.

  (k) In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

                                   P R O X Y
                              AMTECH CORPORATION
               BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
           OF SHAREHOLDERS AT 10:00 A.M., THURSDAY, APRIL 25, 1996

The undersigned shareholder of Amtech Corporation (the "Company") hereby appoints G. Russell Mortenson and Steve M. York, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment thereof:


Election of Directors, Nominees:                   (change of address)

     David P. Cook,
     Stuart M. Evans,                           ---------------------------
     Gary J. Fernandes,
     Elmer W. Johnson,                          ---------------------------
     Dr. Jeremy A. Landt,
     James S. Marston,                          ---------------------------
     G. Russell Mortenson,
     Antonio R. Sanchez, Jr.,
     and Jeffrey S. Wetherell

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED ACCORDING TO YOUR DIRECTIONS MADE ON THE REVERSE SIDE. IF YOU DO NOT VOTE ON A PARTICULAR ITEM (OTHER THAN ITEM (6)), THIS PROXY WILL BE VOTED "FOR" THAT ITEM. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (6). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

NO.
                                                                SEE
                                                              REVERSE
                                                               SIDE

X     Please mark your votes as in this example.


1 Election of Directors: (see reverse)

    FOR                 WITHHELD
all nominees    to vote for all nominees
listed below          listed below
    [_]                   [_]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name on the space provided below.

---------------------------------------------

2 Adoption of the proposed amendment to the Amtech Corporation 1995 Long-Term
  Incentive Plan

FOR           AGAINST         ABSTAIN
[_]            [_]              [_]

3 Adoption of the Amtech Corporation 1996 Directors' Stock Option Plan

FOR           AGAINST         ABSTAIN
[_]            [_]              [_]

4 Adoption of the Amtech Corporation 1996 Employee Stock Purchase Plan

FOR           AGAINST         ABSTAIN
[_]            [_]              [_]

5 Ratification of the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 1996

FOR           AGAINST         ABSTAIN
[_]            [_]              [_]

6 On any other business that may properly come before the meeting or any adjournment thereof.

The undersigned revokes any proxy or proxies given prior to the date hereof.


SIGNATURE(S)                               DATE
           -------------------------------      ------

SIGNATURE(S)                               DATE
           -------------------------------      ------
NOTE: Receipt herewith of the Company's 1995 Annual Report and
      Notice of Annual Meeting and Proxy Statement, dated March 25, 1996, is hereby acknowledged. (Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.) PLEASE SIGN, DATE AND MAIL TODAY.